SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 8, 2003




                            HAMPSHIRE GROUP, LIMITED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           DELAWARE                   000-20201                 06-0967107
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  (STATE OR OTHER JURISDICTION       (COMMISSION           (I.R.S. EMPLOYER
        OF INCORPORATION)            FILE NUMBER)          IDENTIFICATION NO.)



          215 Commerce Boulevard,
          Anderson, South Carolina                             29625
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)



                                 (864) 225-6232
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

Item 2. Acquisition and Disposition of Assets.

On October 8, 2003, Hampshire Investments, Limited ("HIL"), a subsidiary of Hampshire, Group, Limited ("HGL"), sold certain assets to K Holdings, L. L. C., a company controlled by Ludwig Kuttner, Chairman and Chief Executive Officer of HGL, for a purchase price of 250,000 shares of HGL common stock. Immediately after this sale, HGL sold all of the outstanding shares of capital stock of HIL to an investor group including Mr. Kuttner, Peter Woodworth, a Director of HGL, and Charles Clayton, Treasurer of HGL, for a purchase price of 450,000 shares of HGL. The assumed fair market value of the HGL common stock received in the two transactions was $23,905,000 using a price of $34.15 per share, as reported by NASDAQ at the market close of October 7, 2003, the trading day prior to the date on which the transactions were consummated.

The transactions referred to above were negotiated on behalf of the Company by a Special Committee of the Board of Directors of HGL which had been formed to consider a possible sale of HIL and approved by Board of Directors. The Special Committee retained independent counsel and Shattuck Hammond Partners L.L.C. as its independent financial advisor ("Shattuck Hammond"). Shattuck Hammond rendered an opinion to the Special Committee that the consideration for the assets and the HIL stock was fair to HGL, from a financial point of view.

Copies of the Asset Purchase Agreement relating to the sale of assets of HIL and the Stock Purchase Agreement relating to the stock of HIL are filed as Exhibits
10.4 and 10.5 hereto, and are incorporated herein by reference. A copy of the press release issued by HGL on October 8 is filed as Exhibit 99.2 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)  None

(b) Pro forma financial information:
    Pursuant to paragraph (b) (1) of Form 8-K, Hampshire Group, Limited is furnishing pro forma financial information in Exhibit 99.1, incorporated herein by reference.

(c) Exhibits

     Exhibit 10.4 - Asset Purchase Agreement dated October 8, 2003 by and between Hampshire Investments, Limited and K Holdings, L. L. C.

     Exhibit 10.5 - Stock Purchase Agreement dated October 8, 2003 by and between Hampshire Group, Limited and Ludwig Kuttner, Peter Woodworth, and Charles Clayton.

     Exhibit 99.1 - Hampshire Group, Limited pro forma unaudited condensed consolidated financial statements at and for the six months ended June 28, 2003 and pro forma unaudited condensed consolidated statement of income for the year ended December 31, 2002.

     Exhibit 99.2 - Hampshire Group, Limited Press Release dated October 8,
     2003.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Hampshire Group, Limited

Date: October 23, 2003                    By: /s/ William W. Hodge
----------------------                    -------------------------
                                          William W. Hodge
                                          Vice President
                                          and Chief Financial Officer

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

                                 EXHIBIT INDEX


Exhibit No.                               Description
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  10.4                  Asset Purchase Agreement dated October 8, 2003 by and
                        between Hampshire Investments, Limited and
                        K Holdings, L. L. C.

  10.5 Stock Purchase Agreement dated October 8, 2003 by and between Hampshire Group, Limited and Ludwig Kuttner, Peter Woodworth, and Charles Clayton.

  99.1 Hampshire Group, Limited unaudited consolidated pro forma condensed financial statements at and for the six months ended June 28, 2003 and pro forma unaudited condensed consolidated statement of income for the year ended December 31, 2002.

  99.2                  Hampshire Group, Limited  Press Release dated
                        October 8, 2003





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